UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 28, 2015

OXFORD IMMUNOTEC GLOBAL PLC

(Exact name of registrant as specified in its charter)

England and Wales

(State or other jurisdiction

of incorporation)

001-36200	98-1133710
(Commission File Number)	(IRS Employer Identification No.)

94C Innovation Drive, Milton Park, Abingdon OX14 4RZ, United Kingdom

(Address of principal executive offices)

Registrant’s telephone number including area code +44 (0) 1235 442780

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

In a preliminary prospectus supplement dated January 28, 2015, Oxford Immunotec Global PLC (the “Company”) included a “Preliminary financial results” section, which presented certain estimated financial information for the quarter ended December 31, 2014:

“We estimate that we generated between $12.0 and $12.2 million of total revenue for the three months ended December 31, 2014.”

These unaudited estimates are subject to the completion of the Company’s financial closing procedures and are not a comprehensive statement of the Company’s financial results for the three months ended December 31, 2014. The Company advises you that its actual results may differ materially from these estimates as a result of the completion of its financial closing procedures, final adjustments and other developments arising between now and the time that its financial results for the year ended December 31, 2014 are finalized.

The estimated preliminary financial data provided above and included in the preliminary prospectus supplement has been prepared by, and is the responsibility of, the Company’s management. Ernst & Young LLP has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto.

Forward-Looking Statements

Investors are cautioned not to place undue reliance on the estimated financial information presented above, which constitutes forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, among others, decisions by regulatory authorities, hospitals and other health care institutions, laboratories, physicians, patients and third party payers, as well as our ability to expeditiously and successfully expand our sales and distribution networks and the other factors described under the “Risk Factors” section in our filings with the Securities and Exchange Commission. When evaluating the Company’s business and securities, investors should give careful consideration to these risks and uncertainties. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date of this presentation. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The information in Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2015

OXFORD IMMUNOTEC GLOBAL PLC

By:	/s/ Elizabeth M. Keiley
Elizabeth M. Keiley
Vice President and General Counsel